UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 30, 2019

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol(s):	Name of each exchange on which registered:
Common Stock, $0.001 par value	DVAX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.   Submission of Matters to a Vote of Security Holders

On May 30, 2019, Dynavax Technologies Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”), at the Company's executive office in Berkeley, California.  A total of 65,063,889 shares of the Company's common stock were entitled to vote as of April 9, 2019, the record date for the Annual Meeting.  There were 53,109,545 shares present in person or by proxy at the Annual Meeting, at which the stockholders were asked to vote on four (4) proposals.  Set forth below are the matters acted upon by the stockholders, and the final voting results of each such proposal.  The proposals are described in detail in the Company’s Proxy Statement.

Proposal 1. Election of Directors

The stockholders elected Dennis A. Carson, M.D., Eddie Gray, and Laura Brege as Class I Directors of the Company to hold office until the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  The voting for each director was as follows:

Nominee	Votes Cast For	Votes Withheld	Broker Non-Votes
Dennis A. Carson, M.D.	28,363,858	1,701,399	23,044,288
Eddie Gray	28,541,975	1,523,282	23,044,288
Laura Brege	18,001,544	12,063,713	23,044,288

Proposal 2. Amendment and Restatement of the 2018 Equity Incentive Plan

The stockholders approved an amendment to the Company’s 2018 Equity Incentive Plan to, among other things, increase the aggregate number of shares of common stock authorized for issuance under the plan by 2,300,000. The votes were as follows:

For	Against	Abstain	Broker Non-Votes
24,391,065	5,496,337	177,855	23,044,288

Proposal 3. Advisory Vote on Executive Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement.  The votes were as follows:

For	Against	Abstain	Broker Non-Votes
22,520,528	6,995,666	549,063	23,044,288

Proposal 4. Ratification of Selection of Independent Registered Public Accounting Firm

The stockholders ratified the selection of Ernst & Young LLP by the Audit Committee of the Board of Directors as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.  The votes were as follows:

For	Against	Abstain
49,996,988	1,932,004	1,180,553

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: May 31, 2019	By:	/s/ STEVEN N. GERSTEN .
Steven N. Gersten
Vice President